                             ASSETS PURCHASE AGREEMENT
                              (TUMBLEWEED FOOD COURTS)

                                      BETWEEN

                           TEX-MEX TO YOU, LLC ("BUYER")

                                        AND

                             TUMBLEWEED, LLC ("SELLER")


                                  OCTOBER 1, 1996



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                               TABLE OF CONTENTS


Article/Section                                                             Page

1. PURCHASE AND SALE OF ACQUIRED ASSETS. . . . . . . . . . . . . . . . . . . . 2

2. PURCHASE PRICE; PAYMENT AND ALLOCATION; SECURITY AGREEMENT. . . . . . . . . 4

     2.1 Purchase Price; Note. . . . . . . . . . . . . . . . . . . . . . . . . 4

     2.2 Allocation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

     2.3 Security Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 4

3. ASSUMPTION OF LIABILITIES; PROVISION FOR BUYER'S WARRANTY . . . . . . . . . 5

     3.1 Buyer Assumes No Liabilities Unless Scheduled . . . . . . . . . . . . 5

4. CLOSING AND CLOSING DATE. . . . . . . . . . . . . . . . . . . . . . . . . . 6

5. ADDITIONAL COVENANTS OF THE PARTIES.. . . . . . . . . . . . . . . . . . . . 6

     5.1 Consulting Fee to Buyer Regarding Franchised Food Courts. . . . . . . 6

     5.2 Transfer of the Permits and Licenses; Management Agreement. . . . . . 7

     5.3 Conveyance of Acquired Assets; Buyer's Assumption of Utility
     Charges and Real Estate Taxes.. . . . . . . . . . . . . . . . . . . . . . 7

     5.4 Employees of Seller.. . . . . . . . . . . . . . . . . . . . . . . . . 8

     5.5 License and Distribution Agreement. . . . . . . . . . . . . . . . . . 8

     5.6 Sublease of Food Courts to Buyer. . . . . . . . . . . . . . . . . . . 8

     5.7 Seller to Provide Temporary Accounting and/or Management Services
     for Buyer.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6. REPRESENTATIONS AND WARRANTIES SELLER.. . . . . . . . . . . . . . . . . . . 9

     6.1 Organization and Existence. . . . . . . . . . . . . . . . . . . . . . 9

     6.2 Authority and Approval; No Violations; Consents.. . . . . . . . . . . 9

     6.3 Absence of Undisclosed Liabilities. . . . . . . . . . . . . . . . . .10

     6.4 Title to, and Condition of, Acquired Assets.. . . . . . . . . . . . .10

     6.5 Claims and Litigation.. . . . . . . . . . . . . . . . . . . . . . . .10

     6.6 Required Permits and Licenses.. . . . . . . . . . . . . . . . . . . .10

     6.7 Compliance With Laws. . . . . . . . . . . . . . . . . . . . . . . . .11

     6.8 Environmental Matters.. . . . . . . . . . . . . . . . . . . . . . . .11

     6.9 Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

     6.10 Employee Benefit or Deferred Compensation Plans. . . . . . . . . . .12

     6.11 Contracts and Commitments. . . . . . . . . . . . . . . . . . . . . .13

     6.12 Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .13

     6.13 Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

                                                                Page i
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                               TABLE OF CONTENTS


Article/Section                                                             Page

     6.14 Public Utilities.. . . . . . . . . . . . . . . . . . . . . . . . . .14

     6.15 Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

     6.16 Accuracy and Completeness of Representations and Warranties. . .Error!

7. REPRESENTATIONS AND WARRANTIES OF BUYER.. . . . . . . . . . . . . . . . . .15

     7.1 ORGANIZATION AND EXISTENCE. . . . . . . . . . . . . . . . . . . . . .15

     7.2 AUTHORITY, APPROVAL; NO VIOLATIONS; CONSENTS. . . . . . . . . . . . .16

     7.3 CLAIMS AND LITIGATION.. . . . . . . . . . . . . . . . . . . . . . . .16

     7.4 BROKERS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

     7.5 ACCURACY AND COMPLETENESS OF REPRESENTATIONS AND WARRANTIES.. . . . .17

8. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE.. . . . . . . . . . . . . . . .17

     8.1 ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES.. . . . . . . . .17

     8.2 PERFORMANCE BY SELLER.. . . . . . . . . . . . . . . . . . . . . . . .17

     8.3 CERTIFICATION BY SELLER.. . . . . . . . . . . . . . . . . . . . . . .17

     8.4 CONSENTS, LICENSES AND APPROVALS. . . . . . . . . . . . . . . . . . .17

     8.5 ABSENCE OF LITIGATION.. . . . . . . . . . . . . . . . . . . . . . . .18

     8.6 INSPECTIONS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

     8.7 BUYER'S SUBLEASES OF THE FOOD COURTS. . . . . . . . . . . . . . . . .18

9. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. . . . . . . . . . . . . . . .18

     9.1 ACCURACY OF BUYER'S REPRESENTATIONS AND WARRANTIES. . . . . . . . . .18

     9.2 BUYER'S PERFORMANCE.. . . . . . . . . . . . . . . . . . . . . . . . .19

     9.3 CERTIFICATION BY BUYER. . . . . . . . . . . . . . . . . . . . . . . .19

     9.4 ABSENCE OF LITIGATION.. . . . . . . . . . . . . . . . . . . . . . . .19

10. DELIVERIES AND TRANSACTIONS AT THE CLOSING.. . . . . . . . . . . . . . . .19

     10.1 DELIVERIES BY SELLER.. . . . . . . . . . . . . . . . . . . . . . . .19

     10.2 DELIVERIES BY BUYER. . . . . . . . . . . . . . . . . . . . . . . . .20

     10.3 DELIVERIES BY BUYER AND SELLER.. . . . . . . . . . . . . . . . . . .20

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . .20

12. INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

     12.1 INDEMNIFICATION OF BUYER.. . . . . . . . . . . . . . . . . . . . . .21

     12.2 INDEMNIFICATION OF SELLER. . . . . . . . . . . . . . . . . . . . . .21

     12.3 INDEMNITY PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . .22

                                                                Page ii
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                               TABLE OF CONTENTS


Article/Section                                                             Page

13. BUYER'S REMEDIES; OFFSET.. . . . . . . . . . . . . . . . . . . . . . . . .23

14. ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

15. OTHER AGREEMENTS OF THE PARTIES; MISCELLANEOUS.. . . . . . . . . . . . . .24

     15.1 TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

     15.2 TRANSFER, RECORDING AND ATTORNEY'S FEES. . . . . . . . . . . . . . .24

     15.3 LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

     15.4 ENTIRE AGREEMENT; MODIFICATION; WAIVER.. . . . . . . . . . . . . . .25

     15.5 SUCCESSORS AND ASSIGNS; ASSIGNMENT.. . . . . . . . . . . . . . . . .25

     15.6 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

     15.7 EXECUTION IN COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . .26

     15.8 FURTHER ASSURANCES.. . . . . . . . . . . . . . . . . . . . . . . . .27

     15.9 SEVERABILITY OF PROVISIONS.. . . . . . . . . . . . . . . . . . . . .27

     15.10 GOVERNING LAW.. . . . . . . . . . . . . . . . . . . . . . . . . . .27

     15.11 EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

     15.12 CAPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

     15.13 RISK OF LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . .27

                                                                Page iii
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                               INDEX OF DEFINED TERMS


                                       --A--

ACQUIRED ASSETS. . . . . . . . . . . . 2

AGREEMENT. . . . . . . . . . . . . . . 1

                                       --B--

BIGGS OPERATION. . . . . . . . . . . . 1

BUYER. . . . . . . . . . . . . . . . . 1

                                       --C--

CERCLA . . . . . . . . . . . . . . . .12

CLOSING. . . . . . . . . . . . . . . . 6
CLOSING ATTORNEYS. . . . . . . . . . . 6
CLOSING DATE . . . . . . . . . . . . . 6

                                       --D--

DEPOSITS . . . . . . . . . . . . . . . 3

                                       --E--

EMPLOYEE PLANS . . . . . . . . . . . .13

ENVIRONMENTAL LAWS . . . . . . . . . .12
ERISA. . . . . . . . . . . . . . . . . 5
EXCLUDED ASSETS. . . . . . . . . . . . 2

                                       --F--

FAYETTE OPERATION. . . . . . . . . . . 1

FAYETTE PARTNERSHIP. . . . . . . . . . 1
FIXED ASSETS . . . . . . . . . . . . . 2
FOOD COURT . . . . . . . . . . . . . . 1
FOOD COURTS. . . . . . . . . . . . . . 1

                                       --I--

INDEMNIFIED PARTY. . . . . . . . . . .22

INDEMNIFYING PARTY . . . . . . . . . .22
INVENTORIES. . . . . . . . . . . . . . 2

                                       --L--

LEASES, PURCHASE ORDERS AND OTHER
CONTRACTS. . . . . . . . . . . . . . . 3

LIABILITIES. . . . . . . . . . . . . . 5
LICENSE AND DISTRIBUTION AGREEMENT . . 8
LIQUOR LICENSE MANAGEMENT CONTRACT . . 7

                                       --M--

MISCELLANEOUS ASSETS . . . . . . . . . 4

                                       --N--

NORTHGATE OPERATION. . . . . . . . . . 1

NOTE . . . . . . . . . . . . . . . . . 4

                                       --O--

OXMOOR OPERATION . . . . . . . . . . . 1

                                       --P--

PERMITS AND LICENSES . . . . . . . . . 3

PERMITTED EXCEPTIONS . . . . . . . . . 5
PRODUCTS AND SERVICES. . . . . . . . . 1
PURCHASE PRICE . . . . . . . . . . . . 4

                                       --R--

REAL PROPERTY INTERESTS. . . . . . . . 3

REAL PROPERTY LEASES . . . . . . . . . 3
REQUIRED PERMITS AND LICENSES. . . . .11
RIVER FALLS FOOD COURT . . . . . . . . 1

                                       --S--

SECURITY AGREEMENT . . . . . . . . . . 4

SELLER . . . . . . . . . . . . . . . . 1
ST. MATTHEW'S MALL FOOD COURT. . . . . 1

                                       --T--

TRI-COUNTY OPERATION . . . . . . . . . 1

                                                                Page iv
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                             ASSETS PURCHASE AGREEMENT
                               TUMBLEWEED FOOD COURTS


     THIS ASSETS PURCHASE AGREEMENT ("AGREEMENT") is made as of the 1ST day of OCTOBER, 1996, BY AND BETWEEN (I) TEX-MEX TO YOU, LLC, a Kentucky limited liability company with its principal office located at 1230 Liberty Bank Lane, Suite 200, Louisville, Jefferson County, Kentucky 40222 (hereinafter referred to as "BUYER") AND (II) TUMBLEWEED, LLC, a Kentucky limited liability company with its principal office located at 1900 Mellwood Avenue, Jefferson County, Kentucky 40206 (the "SELLER").

RECITALS:

     A. Seller is engaged, in pertinent part, in the business of operating "Tumbleweed" food court restaurants (collectively, the "FOOD COURTS" and each individually, a "FOOD COURT") upon leased premises at each of the following locations: (I) the Oxmoor Mall in Louisville, Kentucky (the "OXMOOR OPERATION"), (II) the Bigg's Mall in Middletown, Kentucky (the "BIGGS OPERATION"), (III) the Tri-County Mall on Princeton Pike in Cincinnati, Ohio (the "TRI-COUNTY OPERATION"), (IV) the Northgate Mall in Colerain Township, Hamilton County, Ohio (the "NORTHGATE OPERATION") AND (V) the Fayette Mall on Nicholasville Road in Lexington, Kentucky (the "FAYETTE OPERATION"). In each case, the Food Courts offer Mexican and/or Tex-Mex food products, grilled products, and other food and beverage items which are the same or similar to those served at Tumbleweed casual dining restaurants, and otherwise render "fast food" restaurant services to the general public (the "PRODUCTS AND SERVICES").

     B. All of the Food Courts, EXCEPT for the Fayette Operation, are directly owned and operated by Seller. The Fayette Operation is owned by FAYETTE MALL TUMBLEWEED CAFE (the "FAYETTE PARTNERSHIP"), a Kentucky general partnership in which Seller owns a 50% general partnership interest. Seller manages the Fayette Operations by agreement with the Fayette Partnership, and the Fayette Partnership is a franchisee of Seller.

     C. Seller has been planning and negotiating to open a new food court restaurant at THE MALL AT ST. MATTHEWS, in St. Matthews, Kentucky (the "ST. MATTHEW'S MALL FOOD COURT").

     D. Seller is the franchisor with respect to a "Tumbleweed" food court restaurant located and operated by an independent franchisee at River Falls Mall in Jeffersonville, Indiana (the "RIVER FALLS FOOD COURT").

     E. Seller now desires to sell, transfer and assign to Buyer, and Buyer desires to purchase and acquire from Seller, substantially all of Seller's assets and properties used in and with respect to the Food Courts, INCLUDING, BUT NOT LIMITED TO, Seller's general partnership interest in the Fayette Partnership and Seller's rights to the St. Matthew's Mall Food Court, all upon and subject to the terms and conditions set forth in this Agreement.

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     F.   Contemporaneously herewith, Seller is granting Buyer a license to market and sell the Products and Services at the Food Courts, the St. Matthew's Mall Food Court, and at any other similar food court of Buyer which may be located in the future within the Louisville or Lexington, Kentucky metropolitan areas under Seller's federally registered TUMBLEWEED-Registered Trademark-marks, and the right to market and sell the Products and Services at similar food courts of Buyer or Buyer's licensees or franchisees, which may be located in the future outside the Louisville and Lexington, Kentucky metropolitan areas, BUT ONLY under a name and marks other than Seller's federally registered TUMBLEWEED-Registered Trademark- marks, all pursuant and subject to the specific terms of a License and Distribution Agreement (as defined in Section 5.5 hereof).

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1.   PURCHASE AND SALE OF ACQUIRED ASSETS

          At the Closing (as defined in Section 4 hereof) and upon the terms and conditions set forth herein, Seller agrees to sell, transfer, convey, assign and deliver to Buyer, and Buyer agrees to purchase and acquire from Seller, all of Seller's assets and properties, tangible and intangible, real, personal, and mixed, which are physically located at the Food Courts or which constitute intangible assets used exclusively with respect to the Food Courts, EXCLUDING those assets and properties set forth on EXHIBIT A attached hereto (the "EXCLUDED ASSETS") (all of such assets and properties OTHER THAN the Excluded Assets, are hereinafter collectively referred to as the "ACQUIRED ASSETS"):

               (a) All cash on hand, marketable securities or other sources of immediately available funds held by Seller with respect to the Food Courts;

               (b) All of Seller's accounts receivable, if any, with respect to the Food Courts;

               (c) All of Seller's food processing machinery, equipment, processors, accessories, utensils and parts; tables, chairs, and other furniture; computer equipment and systems; inventories of items not normally held for resale; racks; storage containers; fixtures; furnishings; tools; dies; jigs; and all other miscellaneous supplies, but only to the extent used or held for use with respect to the Food Courts (collectively, the "FIXED ASSETS");

               (d) All food, alcoholic and non-alcoholic beverage, restaurant supply, and other inventories of Seller held for use with respect to the Food Courts (collectively, the "INVENTORIES");

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               (e)       All of Seller's rights, title and interests under,
in and to all open, unfilled or partially filled customer or other purchase orders, bids, contracts, commitments or service contracts; third party payor agreements; equipment leases and leases or contracts with respect to any of the other Acquired Assets and other agreements to which Seller is a party regarding the Food Courts (collectively, the "LEASES, PURCHASE ORDERS AND OTHER CONTRACTS");

               (f) All of Seller's rights, title and interests under, in and to all permits or other types of licenses, rights to sell certain brand names of products, certificates of authority, waivers, concessions and similar rights granted to or held by Seller, to the extent such are assignable or transferable and to the extent they relate to the Food Courts or the St. Matthew's Mall Food Court (collectively, the "PERMITS AND LICENSES");

               (g) All escrows, prepayments, trust funds, guarantee funds, purchase orders or other security deposits for services yet to be rendered, or for goods yet to be provided, or other funds held by Seller or third parties, which are subject to repayment or return to customers or third parties upon the passage of time, the occurrence of any event, or the failure to occur of a delivery of goods or the rendering of services and which relate to the Food Courts or the St. Matthew's Mall Food Court (collectively, the "DEPOSITS");

               (h) All of Seller's rights, title, and interests under, in and to those certain leases of real property with respect to the Oxmoor Operation, the Biggs Operation, the Tri-County Operation, and the Northgate Operation (the "REAL PROPERTY LEASES"), and all leasehold improvements of Seller thereon, a schedule or copies of which are attached hereto as EXHIBIT B (collectively, the "REAL PROPERTY INTERESTS"), SUBJECT, HOWEVER, to the rights of the landlord and Seller, as sublessor or assignor, under the Real Property Leases; and

               (i) All of Seller's 50% general partnership interest as a general partner of the Fayette Partnership; and

               (j) Except as set forth in EXHIBIT A attached hereto, or as otherwise expressly excluded under this Agreement, all other tangible or intangible assets and properties of any nature whatsoever held or used by Seller in connection with the Food Courts; all lists of customers and suppliers; menus; customer records; records of inspections by state, local and federal agencies; all prepaid expenses; all worker's compensation or other such similar accounts, if any; all engineering or technical drawings and designs; all quality control specifications, warranties and guarantees; all know-how, trade secrets or other proprietary, confidential or intangible property used in connection with the Food Courts; all records with respect to market research, market development or any of the Acquired Assets; all catalogues and advertising brochures relating to the Food Courts; all signage; all telephone numbers

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and post office boxes relating to the Food Courts; all stationery, invoices, quotation and other forms; and all records of every kind and type necessary or appropriate to facilitate Buyer's continuation of the Food Courts (collectively, the "MISCELLANEOUS ASSETS").

     2.   PURCHASE PRICE; PAYMENT AND ALLOCATION; SECURITY AGREEMENT

          2.1       PURCHASE PRICE; NOTE

          The Purchase Price (the "PURCHASE PRICE") to be paid by Buyer to Seller for the Acquired Assets is $600,000, which shall be paid in the following manner: (A) $100,000 of the Purchase Price shall be paid by Buyer in cash or in immediately available funds at the Closing (SUBJECT, HOWEVER, to offset and reduction by reason of any offsets, prorations or adjustments otherwise provided for under the Agreement), AND (B) the remaining $500,000 of the Purchase Price (SUBJECT, HOWEVER, to offset and reduction by reason of any offsets, prorations or adjustments otherwise provided for under the Agreement) shall be evidenced by a FIVE (5) YEAR PROMISSORY NOTE (the "NOTE") substantially in the form of that attached hereto as EXHIBIT C, which Note shall be executed by Buyer and delivered to Seller at the Closing.

          2.2       ALLOCATION

               The parties agree that the Purchase Price shall be allocated among the Acquired Assets as agreed upon by the parties at the Closing, and the parties agree to report, to the extent reporting is required by law, the transactions which are the subject of this Agreement for Federal and state tax purpose in accordance with such allocation of the Purchase Price.

          2.3       SECURITY AGREEMENT

               At Closing, Buyer shall execute and deliver to Seller a security agreement in form and substance acceptable to Buyer and Seller, acting reasonably, in good faith, and in accordance with standards generally applied by Kentucky banks with respect to secured loans (the "SECURITY AGREEMENT") (and related UCC-1 or other necessary financing statements) granting to Seller, as security for Buyer's obligations under the Note, a security interest in (A) all of the Acquired Assets AND (B) Buyer's rights, title and interests with respect to the St. Matthew's Mall Food Court (or, if applicable, in any limited liability company, partnership, corporation, or other entity which may be organized by Buyer in order to own and operate the St. Matthews Mall Food Court, it being the current intent of Buyer to have a 70% member interest in a limited liability company established to own and operate such food court). Upon payment of the Note, Seller shall, at its sole expense, execute and file all appropriate releases or terminations with respect to the Security Agreement and the UCC-1 financing statements.

     3.   ASSUMPTION OF LIABILITIES; PROVISION FOR BUYER'S WARRANTY

          3.1       BUYER ASSUMES NO LIABILITIES UNLESS SCHEDULED

               EXCEPT FOR (I) the assumption by Buyer of obligations arising after the Closing under those Leases, Purchase Orders, and Other Contracts which have been disclosed by Seller to Buyer prior to the Closing and which Buyer has deemed acceptable at or prior to the Closing, AND (II) the subleases or assignments of the Leases upon terms and conditions reasonably acceptable to Buyer pursuant to Section 8.7 (the "PERMITTED EXCEPTIONS"), Buyer shall not assume, discharge, or be responsible or liable for, any debts, obligations or liabilities of Seller whatsoever (collectively, the "LIABILITIES"), INCLUDING, BUT NOT LIMITED TO:

               (a) All trade accounts payable incurred in the ordinary course of business prior to the Closing;

               (b) All liabilities that have been incurred by Seller in the ordinary course of business prior to the Closing Date, specifically with respect to:

                    (i) Liabilities arising out of claims by third parties (including any governmental agency or authority) against Seller alleging any violation of federal, state or other laws or violation of rules or regulations thereunder;

                    (ii) Liabilities to employees of Seller for workers' compensation, deferred compensation, accrued vacation or sick pay, severance pay, termination pay, unemployment benefits or any other type of liabilities, payments or benefits arising out of their employment or the termination of their employment with Seller;

                    (iii) Liabilities under any "employee pension benefit plans" (as defined in Title I of the Employee
          Retirement Income Security Act of 1974, as amended ("ERISA")), or under any "employee welfare benefit plans" (as defined in ERISA), established or maintained by Seller;

                    (iv) Liabilities for property, sales, excise or other taxes whatsoever, whether foreign, federal, state or local, arising out of the prior ownership or transfer of the Acquired Assets by Seller, the conduct of the Food Courts by Seller, or otherwise;

                    (v) Liabilities under any product liability, tort liability or similar claims alleging personal injury, death, damage or destruction to property or consequential damages (whether arising out of contract, quasi-contract or tort) with respect to products manufactured or sold by, or services rendered by, Seller prior to the Closing;

                    (vi) Liabilities arising out of any pending or threatened litigation;

                    (vii) Obligations for cash rebates to customers, or other liabilities with respect to warranties or guarantees regarding products manufactured or sold by, or services rendered by, Seller prior to the Closing;

                    (viii) Liabilities arising out of any breach or default by Seller in the performance of any of the Leases, Purchase Orders and Other Contracts, or of the obligations of the Seller under any of the Permits and Licenses; and

                    (ix) Liabilities for Seller's income taxes, if any, as a consequence of this transaction, which such liability shall solely remain with Seller.

     4.        CLOSING AND CLOSING DATE.

          The Closing of the transaction contemplated in this Agreement (the "CLOSING") shall take place at Roth & Cooper, P.S.C., 1230 Liberty Bank Lane, Suite 200, Louisville, Jefferson County, Kentucky 40222 (the "CLOSING ATTORNEYS") at 10:00 AM ON OCTOBER 1, 1996 (unless the inability to close by such date is due to the lack of satisfaction of any of the conditions precedent to Buyer's obligations and Buyer elects in writing to extend the allowable time for the Closing, in Buyer's sole discretion) or at such other time and place as shall be mutually agreed upon by Buyer and Seller (the "CLOSING DATE").

     5.        ADDITIONAL COVENANTS OF THE PARTIES.

          5.1       CONSULTING FEE TO BUYER REGARDING FRANCHISED FOOD COURTS.

               The parties agree that Seller shall continue to franchise, as franchisor, the Fayette Operation and the River Falls Food Court, unless and until such time as Buyer, in Buyer's sole discretion and upon at least 30 DAYS prior written notice to Seller, elects to assume such rights and privileges from Seller. During such period, Seller shall be entitled to all royalties and franchise fees paid by such franchisees. Furthermore, during such period, Buyer shall provide marketing, supervisory, and consulting services to Seller with respect to such franchise operations on an "as needed" basis, and in consideration thereof, Seller shall pay to Buyer a fee in an amount equal to 90% of such royalty and franchise fees received by Seller. In addition, Buyer, with the consent of Seller, shall have the right to establish other new food court operations in the future as a franchisee of Seller under the same services and fee arrangement as provided above with respect to the Fayette Operation and the River Falls Food Court.

          5.2       TRANSFER OF THE PERMITS AND LICENSES; MANAGEMENT AGREEMENT.

               Seller shall cooperate with Buyer in obtaining all necessary licenses and approvals from licensors, or from federal, state and local governments, including liquor licenses, for the continued operation of the Food Courts by Buyer, if any. Until such time as such liquor licenses can be transferred to and/or obtained in Buyer's name, Seller shall allow Buyer to operate the Food Courts under a "LIQUOR LICENSE MANAGEMENT CONTRACT" in form and substance acceptable to Seller and Buyer. In such regard, but not by way of limitation, Seller, as transferor, and Buyer, as transferee, will execute and file and deliver all applicable instruments or documents as may to necessary and appropriate to effectuate the transfer or assignment of the Permits and Licenses including, but not limited to, those which are necessary or appropriate with respect to:

               (a) Licensors or other such parties with which Seller has a license, agreement or otherwise the authority in which to sell products, or render services, to the general public on or behalf of, or in conjunction with, such licensors or other such parties; and

               (b) Governmental agencies having jurisdiction or authority over, or with respect to, any of the Permits and Licenses.

All fees and other costs payable in connection with any such application or transfer thereof shall be the obligation of, and shall be timely paid by, Buyer.

          5.3 CONVEYANCE OF ACQUIRED ASSETS; BUYER'S ASSUMPTION OF UTILITY CHARGES AND REAL ESTATE TAXES.

               At the Closing, Seller shall convey to Buyer all of the Acquired Assets by delivery of such bills of sale and assignment or other transfer instruments as Buyer may require, conveying to Buyer good and marketable fee simple title to the Acquired Assets free and clear of all mortgages, pledges, charges, liens, restrictions, encumbrances, covenants, conditions, leases and other exceptions except for the Permitted Exceptions. All utility charges and property taxes (if applicable pursuant to the Real Property Leases on the Food Courts) shall be prorated as of the Closing Date.

          5.4       EMPLOYEES OF SELLER.

               Effective as of the Closing, Seller shall pay any termination pay, severance pay, sick pay or vacation pay, any unemployment benefits, any pension plan benefits or welfare plan benefits, and any other benefits to which any past or current employees of Seller may be entitled, or to which they may claim to be entitled, by virtue of their employment or the termination of their employment with Seller. Although Buyer shall be under no obligation to hire or employee any such employees, Buyer may offer employment, effective as of the Closing or thereafter, to any of Seller's employees directly connected with the operation of the Food Courts as Buyer may deem advisable in Buyer's sole discretion. To the extent, if any, that any of such employees of Seller are employed by Buyer following the Closing, such employment shall be for such compensation and on such other terms and conditions as may be determined by Buyer, in Buyer's sole discretion. Furthermore, to the extent, if any, that Buyer employs any of such employees of Seller and expressly assumes, or otherwise becomes liable for, any accrued vacation pay, sick pay or other liabilities as of the Closing in connection therewith, Seller shall pay the amount thereof to Buyer at the Closing.

          5.5       LICENSE AND DISTRIBUTION AGREEMENT.

               At or prior to Closing, the parties shall enter into a License and Distribution Agreement, in form and substance acceptable to Buyer and Seller, setting forth the terms and conditions under which Seller shall license Buyer to use its federally registered TUMBLEWEED-Registered Trademark- marks and/or to market and sell its food products with respect to food courts and certain proposed food delivery activities (the "LICENSE AND DISTRIBUTION AGREEMENT").

          5.6       SUBLEASE OF FOOD COURTS TO BUYER.

               Pursuant to a sublease agreement in form and substance acceptable to Buyer, acting reasonably and in good faith. Seller shall sublease the Food Courts to Buyer on the same terms and conditions under which Seller currently operates such Food Courts under the Real Property Leases, whether or not the consent of the appropriate landlords are obtained. To the extent possible, both parties shall use their best efforts to maintain such Real Property Leases in effect. It is anticipated that the Real Property Lease on the Northgate Operation will terminate on January 1, 1997 and the Tri-County Operation will terminate on November 1, 1998 and that Seller shall have no further exposure on such Real Property Leases after such dates. Upon Buyer's request, Seller shall assist Buyer, and use its best reasonable efforts, in renewing any of the Real Property Leases and/or in obtaining the actual consent of any such landlord to such sublease.

          5.7 SELLER TO PROVIDE TEMPORARY ACCOUNTING AND/OR MANAGEMENT SERVICES FOR BUYER.

               After the Closing, Seller shall provide to Buyer the "back office" accounting and administrative services which are necessary or appropriate in connection with the management of the Food Courts, consistent with past practices, for a fee of $400 PER MONTH PER FOOD COURT LOCATION. Either party may terminate such services upon at least 90 DAYS prior written notice to the other.

     6.        REPRESENTATIONS AND WARRANTIES SELLER.

          Seller represents and warrants to Buyer as follows:

          6.1       ORGANIZATION AND EXISTENCE.

               Seller is a limited liability company duly organized and in good standing under the laws of the Commonwealth of Kentucky. Seller has, and at all times has had, full power and authority to own its properties and to conduct its business, INCLUDING, BUT NOT LIMITED TO, the operation of the Food Courts. Seller is qualified as a foreign entity in every other jurisdiction in which the nature of its business, or the character or location of its operations, requires Seller to be qualified as a foreign entity. No other jurisdiction has demanded or indicated that Seller is required to so qualify.

          6.2       AUTHORITY AND APPROVAL; NO VIOLATIONS; CONSENTS.

               Seller has full power and authority to enter into, deliver and perform this Agreement. Seller's execution, delivery and performance of, and the consummation of the transactions contemplated by this Agreement, have been duly authorized. This Agreement has been duly executed and delivered by Seller and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms. The execution, delivery and performance of, and the consummation of the transactions contemplated in this Agreement, do not and will not:

               (a) Conflict with, or result in a violation or breach of, any of the terms, conditions or provisions of, or constitute a default under, Seller's Articles of Organization, Seller's Operating Agreement, or any instrument, agreement, mortgage, security interest, judgment, order, writ, award, decree or other restriction to which Seller is a party, or as to which any of the Acquired Assets is subject, or by which Seller is bound, or any statute or regulatory provision affecting Seller or any of the Acquired Assets;

               (b) Require the approval, consent or authorization of any Federal, state or local court, governmental authority or regulatory body, or of any creditor of Seller or of any other person or entity, EXCEPT as covered by the Permits and

Licenses which have been disclosed by Buyer to Seller prior to the Closing and which shall be obtained at or prior to the Closing; or

               (c) Give any party with rights under any instrument, agreement, mortgage, security interest, judgment, order, writ, award, decree or other restriction to which Seller is a party, or by which Seller is bound, the right to terminate, modify or otherwise change the rights or obligations of Seller hereunder.

          6.3       ABSENCE OF UNDISCLOSED LIABILITIES.

               With respect to the Food Courts and the other Acquired Assets, Seller does not have, or will not have at the time of the Closing, any debts, obligations (including obligations as a guarantor) or liabilities of any nature, secured or unsecured, whether fixed, absolute, accrued, contingent or otherwise, which are or would be inconsistent with any of the representations and warranties of Seller contained in this Agreement, or in any document, certificate, instrument, exhibit or schedule delivered in connection herewith, or which have had or may be expected to have any adverse effect on the capacity or ability of Seller to fully carry out its obligations under this Agreement.

          6.4       TITLE TO, AND CONDITION OF, ACQUIRED ASSETS.

               Seller has and will have at the time of the Closing, and will transfer to Buyer as required under this Agreement, good and marketable fee simple title to the Acquired Assets free and clear of all mortgages, pledges, charges, liens, restrictions, encumbrances, covenants, conditions, leases and other exceptions EXCEPT the Permitted Exceptions. The Acquired Assets are sold AS IS, except as otherwise provided in this Agreement.

          6.5       CLAIMS AND LITIGATION.

               There are no claims, actions, suits, proceedings or investigations, either administrative or judicial, pending or, to the best of Seller's knowledge and belief, threatened or contemplated, against Seller with respect to, or otherwise affecting, the Food Courts or any of the other Acquired Assets at law or in equity, or before any arbitrator, court or before or by any other governmental agency or instrumentality, domestic or foreign. Seller is not subject to, or in default under, any court or administrative order, writ, injunction or decree applicable to or with respect to the Food Courts or any of the other Acquired Assets, nor is Seller in violation of any law, regulation or rule so applicable.

          6.6       REQUIRED PERMITS AND LICENSES.

               Seller has received all permits, concessions, licenses, certificates of compliance, consents, approvals, orders, certificates and authorizations required or necessary for the operation of the Food Courts (the "REQUIRED PERMITS AND

LICENSES") INCLUDING, BUT NOT LIMITED TO, the liquor licenses. Promptly following a request by Buyer to do so, Seller shall furnish to Buyer a complete list of the Required Permits and Licenses and, to the extent possible, a true and correct copy of each of the Required Permits and Licenses, as amended or modified through the date hereof. All of the Required Permits and Licenses are either freely assignable or transferable upon application to appropriate authorities, or may be directly obtained by Buyer upon application to appropriate authorities assuming, in each case, that Buyer meets the requirements of the issuer for obtaining and holding such Required Permits and Licenses. All of the Required Permits and Licenses are in full force and effect, and no suspension or cancellation of any of them is threatened or, to the best of Seller's knowledge and belief, contemplated. Seller has no reason to believe that any of the Required Permits and Licenses would not be renewed upon its normal expiration. Seller has never had a permit, license or other qualification to conduct, participate or be involved in any of the Food Courts or activity in connection therewith denied, revoked, restricted or suspended, nor has Seller been involved in any proceeding to deny, revoke, restrict or suspend the rights, powers or privileges under any such permit, license or qualification, or been barred from, or ordered to cease any activities conducted under, any such license or qualification.

          6.7       COMPLIANCE WITH LAWS.

               Seller is not in violation of any material law, regulation, rule, ordinance, order, judgment, writ, injunction or decree of any Federal, state or local government, or instrumentality or agency thereof, or any court, with respect to the Food Courts or any of the other Acquired Assets, and Seller is not aware of any facts or circumstances which may constitute or result in any such violation. The operation of the Food Courts, and the use of the Acquired Assets in connection therewith, do not violate, and at the Closing will not violate, any provision of any material building, life safety, occupational safety or other code, regulations, governmental ordinances or governmental orders. Seller shall convey the Acquired Assets to the Buyer, and the assigned rights of Buyer under any lease agreements, free and clear of any such violations.

          6.8       ENVIRONMENTAL MATTERS.

               There are no toxic, hazardous or carcinogenic substances or wastes disposed of, stored or present on, in or under, the Food Courts, or utilized by Seller in the conduct of the Food Courts or use of the Acquired Assets other than in the ordinary course of business, nor have any such substances or wastes been sent by Seller to any other sites for storage, treatment, reuse, recycling or disposal prior to the date hereof. To the best of Seller's knowledge and belief, there are no releases or threats of releases of any toxic, hazardous or carcinogenic substances or wastes to the environment from or at the Food Courts, INCLUDING, WITHOUT LIMITATION, any migration of any release or threatened release of such substances or wastes from one environmental medium to another environmental medium or from one location to another location. To the best of Seller's knowledge and belief, with respect to the Food Courts and the other Acquired Assets, Seller is in compliance with all Federal, state, and local statutes, rules, ordinances and other laws and regulations relating to protection of the environment, INCLUDING, WITHOUT LIMITATION, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Section 6901, ET SEQ.; the Clean Air act, 42 U.S.C. Section 7401, ET SEQ.; the Clear Water Act, 33 U.S.C. Section 1251, ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 300f, ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136, ET SEQ.; the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. Section 11001, ET SEQ.; and the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, ET SEQ. ("CERCLA"), and any foreign laws, statutes, rules, orders, ordinances and other laws and regulations thereunder, relating to or regulating hazardous or toxic substances or air, water or land quality, waste or other similar environmental matters (collectively, the "ENVIRONMENTAL LAWS"). To the best of Seller's knowledge and belief, no conditions exist on any other property within reasonable proximity of the Food Courts for which Seller is, or may be responsible for, all or any portion of costs or expenses associated with the reclamation or clean-up of such property under CERCLA or any of the other Environmental Laws. With respect to the Food Courts, no liens have been asserted against any assets of Seller for all or any portion of the costs or expenses associated with the reclamation or clean-up of any waste disposal site or other property under CERCLA or any of the other Environmental Laws. With respect to the Food Courts or any of the other Acquired Assets, there are no pending or, to the best of Seller's knowledge and belief, threatened, claims, assessments or litigation against Seller with respect to any alleged noncompliance with any of the Environmental Laws.

          6.9       INSURANCE.

               Seller has maintained all policies of insurance and bonds necessary or appropriate with respect to the Food Courts, INCLUDING, BUT NOT LIMITED TO, all necessary or appropriate workers' compensation, health, automobile, general liability, tort liability and product liability policies. Such policies are in amounts and provide against such losses and risks as are generally maintained for comparable businesses and properties, and meet the requirements of all leases, franchises, licenses, agreements or permits to which Seller is a party. All such policies are in full force and effect with all premiums due thereon paid in full as of the Closing Date.

          6.10      EMPLOYEE BENEFIT OR DEFERRED COMPENSATION PLANS.

               Except as disclosed to Buyer, with respect to Seller's employees engaged in the operation of the Subject Food Courts, Seller does not maintain or contribute to any (I) "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA), including any multi-employer Plan; (II) "Employee Pension Benefit Plan" (as defined in Section 3(2) of ERISA and not exempted under Section 4(b) or 201 of

ERISA) including any multi-employer plan; (III) deferred compensation plan;
(IV) bonus plan; (V) stock option plan or employee stock purchase plan; OR
(VI) other employee benefit plan, agreement, arrangement or commitment (collectively, "EMPLOYEE PLANS"). Seller shall be solely liable for, and pay for all costs with respect to, the termination of such Employee Welfare Benefit Plans or the funding of such Employee Welfare Benefit Plans through the Closing Date (INCLUDING, BUT NOT LIMITED TO, any obligations which may arise by reason of the termination of any of Seller's employees on or prior to the Closing Date in connection with the transactions contemplated herein), as may be applicable.

          6.11      CONTRACTS AND COMMITMENTS.

               EXCEPT for the Leases, Purchase Orders and Other Contracts, true and correct copies of which have been delivered by Seller to Buyer, Seller is not a party to or bound by, and will be a party to or bound by at the time of the Closing, with respect to the Food Courts or any of the other Acquired Assets, any written or oral (I) employment contracts, management or consulting agreements; or service agreements, (II) contracts with sales representatives, franchisees, agents, media providers, or other contracts affecting or regarding the marketing of the Food Courts; (III) contracts with any labor union or association or other employee group; (IV) leases with respect to any property, real or personal, whether as lessor or lessee; (V) patent, know-how, trademark, service mark, copyrights, licenses or other contracts requiring the payment or providing for the receipt of any royalty;
(VI) agreements creating a lien or other security interest in any personal property, tangible or intangible; (VII) contracts or commitments for capital expenditures in excess of $5,000.00, in the aggregate; (VIII) agreements creating or providing for long-term debt or continuing credit or any guarantee thereof; (IX) bonus, incentive compensation, stock option or stock purchase plans; (X) contracts continuing over a period of more than 30 days from its date; OR (XI) other material contracts, whether or not made in the ordinary course of business. Seller has in all material respects performed all obligations required to be performed by Seller to date under the Leases, Purchase Orders and Other Contracts and is not in default under any agreements, leases or other instruments or contracts to which Seller is a party or by which Seller is bound, nor to Seller's knowledge are there any outstanding disputes under any such agreements. Except for any required consents, neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will result in a breach or default, or result in the acceleration of any obligation under, nor cause any termination, cancellation or other loss of benefits under any such agreements, leases or other instruments or contracts.

          6.12      LABOR MATTERS.

               Seller is not a party to, and is not presently negotiating, any collective bargaining agreement with respect to the Food Courts. With respect to the Food Courts, there are no union organizational or representation efforts underway or threatened, nor are there any existing or threatened labor strikes, slow downs, disputes, grievances or disturbances affecting or which might affect production or operations at, or deliveries from or into, any of the Food Courts. With respect to the Food Courts, Seller has substantially complied with the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended and the Occupational Safety and Health Act, Executive Order 11246, the regulations under such acts and all other Federal and state laws relating to the employment of labor, INCLUDING, BUT NOT LIMITED TO, any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and Seller is not liable for any arrears of wages or any taxes of penalties for failure to comply with any of the foregoing, and no proceedings before any court, governmental agency or instrumentality or arbitrator relating to such matters, including any unfair labor practice claims, are pending or threatened.

          6.13      TAXES.

               With respect to the Food Courts and the other Acquired Assets, Seller has filed, or will cause to be timely filed after the Closing Date, all sales, income, and other tax returns (Federal, state, foreign and local) required to be filed by it, and has paid, or will timely pay before or after the Closing Date, all taxes shown to be due and payable on said returns, all assessments received by it, and all other taxes (Federal, state, foreign and local) due and payable by Seller with respect to the Food Courts and the other Acquired Assets. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against Seller with respect to the Food Courts or the other Acquired Assets, nor are there any actions, suits, proceedings, investigations or claims now pending against Seller, or any matters under discussion with any Federal, state, foreign or local authority relating to any taxes or assessments or any claims for additional taxes or assessments asserted against Seller with respect to the Food Courts or the other Acquired Assets. Seller has withheld, and will withhold through the Closing Date, proper and accurate amounts from its employees with respect to the Food Courts, in full and complete compliance with the tax withholding provisions of the applicable Internal Revenue Code and other applicable Federal, foreign, state or local laws. Seller has filed proper and accurate Federal, foreign, state and local returns and reports for all years and periods (and portions thereof) for which any such returns and reports were due with respect to such employee income tax withholding and social security and unemployment taxes and will continue to so file reports for all periods through and including the Closing Date. All payments due from Seller on account of such employee income tax withholding or social security and unemployment taxes in respect of years and periods (and portions thereof) ended on or prior to the Closing Date will be paid prior tothe Closing Date or in a timely manner by Seller thereafter.

          6.14      PUBLIC UTILITIES.

               All public utilities required for the operation of each Food Court, INCLUDING, BUT NOT LIMITED TO, water, sanitary and storm sewer, gas, electric, telephone and cable television connections, as applicable, are available at such Food Court. Seller further represents and warrants to Buyer that, to Seller's knowledge, all utilities are satisfactory and adequate for the operation of the Food Courts, as they have been customarily operated.

          6.15      BROKERS.

               All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller directly with Buyer and without the assistance or intervention of any other person, either as a result of any act of Seller, or otherwise, in such manner as to give rise to any valid claim against Seller for a finder's fee, brokerage commission or other like payment.

     7.         REPRESENTATIONS AND WARRANTIES OF BUYER.

          Buyer represents and warrants to Seller as follows:

          7.1      ORGANIZATION AND EXISTENCE.

               Buyer is a limited liability company duly organized under the laws of the Commonwealth of Kentucky. Buyer has, and at all times has had, full power and authority to own its properties and to conduct its business. Buyer is not qualified as a foreign entity in any other jurisdiction, and neither the nature of its business, nor the character or location of its operations, requires Buyer to be qualified as a foreign entity. No other jurisdiction has demanded or indicated that Buyer is required to so qualify. On or before the Closing Date, Buyer will qualify as a foreign entity in any other jurisdiction in which the nature of its business, or the character or location of its operations, after the transactions contemplated herein, requires Buyer to be qualified as a foreign entity.

          7.2      AUTHORITY, APPROVAL; NO VIOLATIONS; CONSENTS.

               Buyer has full power and authority to enter into, deliver and perform this Agreement. Buyer's execution, delivery and performance of, and the consummation of the transactions contemplated by this Agreement, have been duly authorized by its Board of Directors. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms. The execution, delivery and performance of, and the consummation of the transactions contemplated in this Agreement, do not and will not:

               (a) Conflict with, or result in a violation or breach of, any of the terms, conditions or provisions of, or constitute a default under, the Articles of Organization or the Operating Agreement of Buyer, or any instrument, agreement, mortgage, security interest, judgment, order, writ, award, decree or other restriction to which Buyer is a party or by which Buyer is bound, or any statute or regulatory provision affecting Buyer;

               (b) Require the approval, consent or authorization of any Federal, state or local court, governmental authority or regulatory body, or of any creditor of Buyer, or of any other person or entity, EXCEPT as covered by the Permits and Licenses or as otherwise known to Seller and not disclosed to Buyer; or

               (c) Give any party with rights under any instrument, agreement, mortgage, security interest, judgment, order, writ, award, decree or other restriction to which Buyer is a party, or by which Buyer is bound, the right to terminate, modify or otherwise change the rights or obligations of Buyer hereunder.

          7.3      CLAIMS AND LITIGATION.

               There are no claims, actions, suits, proceedings or investigations, either administrative or judicial, pending or, to the best of Buyer's knowledge and belief, threatened or contemplated, against or affecting Buyer at law or in equity, or before any arbitrator, court or before or by any other governmental agency or instrumentality, domestic or foreign. Buyer is not subject to, or in default under, any court or administrative order, writ, injunction or decree, nor is Buyer in violation of any law, regulation or rule so applicable.

          7.4      BROKERS.

               All negotiations relative to this Agreement, and the transactions contemplated hereby, have been carried on by Buyer directly with Seller and without the assistance or intervention of any other person, either as a result of any act of Buyer, or otherwise, in such manner as to give rise to any valid claim against Buyer for a finder's fee, brokerage commission or other like payment.

          7.5      ACCURACY AND COMPLETENESS OF REPRESENTATIONS AND
                    WARRANTIES.

               No representation, warranty or other statement by Buyer contained in this Agreement, or in any certificate, schedule, exhibit or other document furnished pursuant hereto with respect to Buyer, contains any untrue statement of fact, or omits to state a fact necessary to make the statements contained herein or therein not misleading.

     8.       CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE.

          The obligations of Buyer under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 0. Buyer may waive any or all of these conditions, in whole or in part, as Buyer may deem advisable, without prior notice. Seller hereby covenants and agrees to use such party's best efforts, and to take any and all actions which, in good faith, may be necessary, advisable or appropriate to effect satisfaction of all the conditions set forth in this Article 0.

          8.1      ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES.

               All representations and warranties made by Seller in this Agreement or in any other agreement, exhibit, schedule or other written statement delivered by Seller hereunder, including all exhibits thereto, shall be true and correct on, and as of, the Closing Date as though made on that date.

          8.2      PERFORMANCE BY SELLER.

               Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller on or before the Closing Date.

          8.3      CERTIFICATION BY SELLER.

               Buyer shall have received a certificate, dated as of the Closing Date, signed by the Managers of Seller, certifying that (I) all representations and warranties made by Seller in this Agreement and in any other agreements, exhibits, schedules or other written statements delivered by Seller in connection with this Agreement are true and correct as of the Closing Date; AND (II) Seller has performed, satisfied and complied with all covenants, agreements and conditions to be performed by Seller under this Agreement on or before the Closing Date.

          8.4      CONSENTS, LICENSES AND APPROVALS.

               All consents, authorizations and approvals required to be obtained with respect to the sale, assignment and transfer of the Acquired Assets by Seller and the operation of the Food Courts after the Closing, INCLUDING, BUT NOT LIMITED TO, all of the Leases, Purchase Orders and Other Contracts, all of the Required Permits and Licenses, and all liquor licenses, shall have been obtained by Buyer or obtained by Seller and delivered to Buyer, as may be applicable, on or before the Closing Date; PROVIDED, HOWEVER, that Buyer may be assigned any Real Property Lease as to any Food Court location without the consent of the landlord thereto, but, in such event, Seller shall be liable for any damages or losses to Buyer by reason of the failure to obtain such landlord consent in an aggregate amount not to exceed the portion of the Purchase Price allocable to the Acquired Assets with respect to such Food Court location.

          8.5      ABSENCE OF LITIGATION.

               No action, suit or proceeding before any court or any governmental body or other authority pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or before the Closing Date.

          8.6      INSPECTIONS.

               Buyer, acting reasonably and in good faith, shall have been satisfied with the results of Buyer's audit, review, inspection, examination, and analyses of the Acquired Assets and of all of the documents, information and data furnished to, or otherwise obtained and examined by, the Buyer in connection with the transactions contemplated herein.

          8.7      BUYER'S SUBLEASES OF THE FOOD COURTS.

               At the time of the Closing, if required by Buyer, the applicable lessor shall have executed an estoppel and consent document with respect to each Real Property Lease, in form and substance satisfactory to Buyer's legal counsel, which, INTER ALIA (I) provides, as an attachment, a true and correct copy of such lease, including the initial lease and any amendments thereto, (II) certifies that there are no defaults existing under such lease and that such lessor is not aware of any circumstances which would result in a default upon the giving of notice or the passage of time, AND
(III) evidences such lessor's consent to Seller's sublease, or assignment and transfer of such lease, to Buyer.

     9.       CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE.

          The obligations of Seller under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out in this
Article 9. Seller may waive on its behalf any or all of these conditions in whole or in part, as Seller may deem advisable, without prior notice. Buyer hereby covenants and agrees to use Buyer's best efforts, and to take any and all actions which, in good faith, may be necessary, advisable or appropriate to effect satisfaction of all the conditions set forth in this Article 9.

          9.1      ACCURACY OF BUYER'S REPRESENTATIONS AND WARRANTIES.

               All representations and warranties made by Buyer in this Agreement or in any other agreement, exhibit, schedule or other written statement delivered by Buyer hereunder, including all exhibits thereto, shall be true and correct on, and as of, the Closing Date as though made on that date.

          9.2      BUYER'S PERFORMANCE.

               Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions which Buyer is required by this Agreement to perform, comply with, or satisfy on or before the Closing Date.

          9.3      CERTIFICATION BY BUYER.

               Seller shall have received a certificate, dated the Closing Date, signed by the Managing Directors of Buyer, certifying that (I) all representations and warranties made by Buyer in this Agreement and in any other agreements, exhibits, schedules or other written statements delivered by Buyer in connection with this Agreement are true and correct as of the Closing Date; AND (II) Buyer has performed, satisfied and complied with all covenants, agreements and conditions to be performed by Buyer under this Agreement on or before the Closing Date.

          9.4      ABSENCE OF LITIGATION.

               No action, suit or proceeding before any court or any governmental body or other authority pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or before the Closing Date.

     10.       DELIVERIES AND TRANSACTIONS AT THE CLOSING.

          10.1      DELIVERIES BY SELLER.

               At the Closing, Seller shall deliver the following items and documents to Buyer (all of which documents shall be satisfactory to Buyer and Buyer's counsel, in their reasonable discretion):

               (a) BILL OF SALE. Such bills of sale, endorsements, assignments, leases and other transfer instruments as are required under
Section 0 or other provisions of this Agreement.

               (b)       POSSESSION. Possession of all of the Acquired Assets.

               (c) CONSENTS. All consents and approvals required for the assignment and transfer of the Acquired Assets by Seller to Buyer (INCLUDING, BUT NOT LIMITED TO, the transfer to Buyer of all of the Required Permits and Licenses).

               (d) INCUMBENCY CERTIFICATE. An incumbency certificate as to the Managers authorized to act on behalf of Seller and copies of resolutions which shall be in full force and effect at the time of delivery, authorizing the execution and delivery of this Agreement and the consummation and performance of the transactions provided for herein, certified by the Managers of Seller as of the Closing Date.

               (e) CERTIFICATE. The certificate of Seller provided for in Section 0 hereof (which may be combined with and included in the incumbency certificate provided for above).

               (f) SUBLEASE. The documents required to sublease the Food Courts to Buyer with lessor's consent thereto (if required by Buyer).

          10.2      DELIVERIES BY BUYER.

               At the Closing, Buyer shall deliver to Seller the following items and documents (which documents shall be satisfactory to Seller and Seller's counsel, in their reasonable discretion):

               (a) FUNDS. The funds as provided for under Section 2.1 hereof, SUBJECT, HOWEVER, to the adjustments, offsets and prorations provided for under this Agreement.

               (b) INCUMBENCY CERTIFICATE. An incumbency certificate as to the Managing Directors authorized to act on behalf of Buyer and copies of resolutions, duly adopted by the Board of Directors of Buyer, which shall be in full force and effect at the time of delivery, authorizing the execution and delivery of this Agreement and the consummation and performance of the transactions provided for herein, certified by the Managing Directors of Buyer as of the Closing Date.

               (c) CERTIFICATE. The certificate of Buyer provided for in Section 9.3 hereof (which may be combined with and included in the incumbency certificate provided for above).

               (d)       NOTE.     The Note as provided for under Section 2.1.

          10.3      DELIVERIES BY BUYER AND SELLER.

               At the Closing, Seller and Buyer shall duly execute and deliver to each other (I) a closing statement regarding the receipt and disbursement of funds by the attorney designated by the various parties as the closing attorney, (II) the Security Agreement and any necessary or appropriate UCC-1 Financing Statements with respect thereto (which documents shall be satisfactory to such parties and their counsel in their reasonable discretion), AND (III) any other instrument as may be necessary or appropriate to effectuate the transactions contemplated under this Agreement.

     11.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          The representations and warranties contained in this Agreement, or in any document, certificate, instrument, exhibit or schedule delivered in connection herewith, shall survive the Closing and continue to be binding regardless of any investigation made at any time by any party.

     12.       INDEMNIFICATION.

          12.1      INDEMNIFICATION OF BUYER.

               Seller indemnifies and holds Buyer harmless from and against any and all claims, demands, obligations, damages, recoveries, liabilities, losses or deficiencies, whether accrued, absolute, contingent, known, unknown or otherwise (INCLUDING, WITHOUT LIMITATION, any and all penalties, interest, reasonable attorneys' fees and other costs and expenses relating to any and all actions, suits, proceedings, demands, assessments and judgments), which arise out of, result from, or relate to:

               (a) Seller's ownership or use of the Acquired Assets at or prior to the Closing, INCLUDING, BUT NOT LIMITED TO, Seller's operation of the Food Courts at or prior to the Closing and Seller's obligations under the Real Property Leases with respect to periods at or prior to the Closing; or

               (b) The Fayette Operation prior to the Closing or Seller's capacity as a joint venture partner therein; or

               (c) Any other activities of Seller, INCLUDING, BUT NOT LIMITED TO, Seller's franchising or other activities with respect to the Food Courts; or

               (d) Any misrepresentation, breach of warranty, breach of covenant or nonfulfillment of any agreement on the part of Seller under this Agreement.

          12.2      INDEMNIFICATION OF SELLER.

               Buyer hereby indemnifies and holds Seller harmless from and against any and all claims, demands, obligations, damages, recoveries, liabilities, losses or deficiencies, whether accrued, absolute, contingent, known, unknown or otherwise (including, without limitation, any and all penalties, interest, reasonable attorneys' fees and other costs and expenses relating to any and all actions, suits, proceedings, demands, assessments and judgments), which arise out of, result from, or relate to:

               (a) Buyer's ownership or use of the Acquired Assets after the Closing, INCLUDING, BUT NOT LIMITED TO, Buyer's operation of the Food Courts after the Closing and Buyer's obligations under the Real Property Leases with respect to periods after the Closing; or

               (b) Any misrepresentation, breach of warranty, breach of covenant or nonfulfillment of any agreement on the part of Buyer under this Agreement.

          12.3      INDEMNITY PROCEDURE.

               Each party (an "INDEMNIFIED PARTY") shall give notice to each of the other parties (each, an "INDEMNIFYING PARTY") within a reasonable time after the Indemnified Party has knowledge of any claim against such Indemnifying Party as to which recovery may be sought hereunder because of any indemnity set forth above, or because of the commencement of any legal proceedings which may give rise to any indemnity set forth above, whichever shall first occur, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from such claim. The failure by any Indemnifying Party to notify such Indemnified Party of the Indemnifying Party's election to defend such claim or litigation within fifteen (15) days after notice hereof by the Indemnified Party shall be deemed a waiver by such Indemnifying Party of its rights to defend such claim and any litigation resulting therefrom; PROVIDED, HOWEVER, that the failure of the Indemnifying Party to so notify such Indemnified Party shall not affect any indemnity obligation of the Indemnifying Party hereunder. If any one or more of the Indemnifying Parties assumes the defense of any such claim or litigation resulting therefrom, such Indemnifying Parties shall take all reasonable steps necessary in the defense or settlement of such claim or litigation resulting therefrom. No Indemnifying Party shall, in the defense of such claim or any litigation therefrom, consent to the entry of any judgment (except with the consent of the Indemnified Party, which shall not be unreasonably withheld) or enter into any settlement (except with the consent of the Indemnified Party, which shall not be unreasonably withheld) which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability with respect to such claim or litigation. If no Indemnifying Party assumes the defense of any claim or litigation resulting therefrom in accordance with the foregoing procedure, the Indemnified Party may defend any such claim or litigation in such manner as the Indemnified Party may reasonably deem appropriate and may settle such claim or litigation on such terms as it may reasonably deem appropriate. In such event, the Indemnifying Parties, jointly and severally, shall promptly cause reimbursement to the Indemnified Party of the amount of such reasonable settlement and all reasonable expenses, legal or otherwise, incurred by the Indemnified Party in connection with the defense against or settlement of such claim or litigation. If no settlement of such claim or litigation is made, the Indemnifying Parties, jointly and severally, shall promptly reimburse the Indemnified Party for the amount of any judgment rendered with respect to such claim or in such litigation as well as all reasonable expenses, legal or otherwise, incurred by the Indemnified Party in connection with the defense of such claim or litigation

     13.       BUYER'S REMEDIES; OFFSET.

          Upon the occurrence of any event for which an Indemnified Party is entitled to indemnification hereunder by an Indemnifying Party under the provisions of Article 0 hereof, the Indemnified Party shall have all of the rights and remedies available to the Indemnified Party at law, in equity, in bankruptcy or otherwise (SUBJECT, HOWEVER, to the arbitration provisions of this Agreement) and, in addition, shall have the right to offset any amount for which it is entitled to indemnification against any other amounts which the Indemnifying Party may at that time, or thereafter, owe to the Indemnified Party. All of such rights and remedies shall be cumulative to the fullest extent provided by law.

     14.       ARBITRATION.

          All claims, demands, disputes, controversies and differences that may arise between the parties to this Agreement concerning any issue relating to the interpretation or enforcement of this Agreement shall be settled by arbitration on the following terms:

               (a) Either party may, by written notice to the other party within 45 days after a controversy has arisen that is subject to this Agreement, appoint an arbitrator who shall be an attorney experienced in serving as an arbitrator under the rules of the American Arbitration Association. The other party shall, by written notice, within 30 days after receipt of such notice by the first party, appoint a second arbitrator who shall have the same qualifications and, in default of such second appointment, the first arbitrator appointed shall be the sole arbitrator.

               (b) When two arbitrators have been appointed in accordance with subsection (a), they shall, if possible, agree upon a third arbitrator with the same qualifications and shall appoint him or her by written notice signed by both of them with a copy mailed to each party to this Agreement within 15 days after the appointment of the second arbitrator. If such 15 day period has elapsed without notice of appointment of the third arbitrator, then either party or both may, in writing, request a state court within JEFFERSON COUNTY, KENTUCKY, to appoint a third arbitrator.

               (c) In lieu of the foregoing, the parties may agree upon a single arbitrator who shall serve as the sole arbitrator for all purposes of this Section 14.

               (d) On the appointment of the three arbitrators or single arbitrator as provided for above, such arbitrators or arbitrator shall hold an arbitration hearing in Louisville, Kentucky, within 60 days after such appointment(s) are completed. At the hearing, the arbitrators or arbitrator shall allow each party to present that party's case, evidence and witnesses, if any, in the presence of the other party and in accordance with such rules and requirements as such arbitrators or arbitrator may provide.

               (e) The award of the majority of the three arbitrators, or the award of the sole arbitrator, as the case may be (which award may include, but not by way of limitation, an award of attorneys fee and costs incurred by either party) shall be binding on the parties to this Agreement, with no right to appeal with respect to any questions of law or any other issue to any court, and judgment may be entered on such award in any court having jurisdiction.

               (f) The parties request that the arbitrators or arbitrator include in the award explicit provision for the payment of all arbitration costs and expenses on terms the arbitrators or arbitrator deem just, but if the award does not include a complete determination with respect to such costs for any reason, such costs shall be borne one-half by each of the two parties.

               (g) EXCEPT where in conflict with the terms of this Agreement, the rules and procedures of American Arbitration Association shall govern the Arbitration proceedings.

     15.       OTHER AGREEMENTS OF THE PARTIES; MISCELLANEOUS.

          15.1      TAXES.

               Seller shall be liable and responsible for, and will duly and timely pay, all applicable state and local sales, use or transfer taxes which may arise out of or result from the transactions contemplated under this Agreement.

          15.2      TRANSFER, RECORDING AND ATTORNEY'S FEES.

               Buyer shall pay for state or county documentary stamps or similar charges or transfer fees, and any recording fees, due and payable, if any, in connection with the transfer to Buyer of the Acquired Assets pursuant to this Agreement. Seller and Buyer agree to split the attorney's fees charged by Roth & Cooper, P.S.C. regarding the preparation and/or review of this Agreement and any documentation in connection with the Closing. Each party shall pay its own accountant's fees with respect to the preparation and/or review of any documentation relating to this Agreement.

          15.3      LIENS.

               Any mechanics, materialman's or other lien, charge, order or the like against any of the Acquired Assets shall be removed and satisfied of record by Seller prior to the Closing. If, subsequent to the Closing, any mechanics, materialman's or other lien, charge or order for the payment of money shall be filed against any of the Acquired Assets or against Buyer, or Buyer's successors or assigns, BASED UPON any act or omission of Seller, its agents, servants or employees, or any contractor or subcontractor connected with the repair, maintenance or improvement of the Acquired Assets prior to the Closing (whether or not such lien, charge or order shall be valid or enforceable as such), within thirty (30) days after notice to Seller, Seller shall take such action, by bonding, deposit, payment or otherwise, as will remove and satisfy such lien of record.

          15.4      ENTIRE AGREEMENT; MODIFICATION; WAIVER.

               This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

          15.5      SUCCESSORS AND ASSIGNS; ASSIGNMENT.

               This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Neither party may transfer or assign its interests pursuant to this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld.

          15.6      NOTICES.

               (a) All notices, demands, requests, offers, counteroffers or other communications required or permitted under this Agreement shall be in writing and either (I) delivered by personal delivery to such intended recipient, which personal delivery shall be evidenced by a written receipt therefor signed by such recipient; (II) sent by United States certified, registered or express mail, return receipt requested, postage prepaid, or by reputable express delivery service (such as Federal Express, UPS, Airborne, Purolator, or DHL), fees prepaid, addressed to the intended recipient thereof, at the address listed for such party below, or at such other address as such party shall furnish in writing to the other parties to this Agreement; OR (III) transmitted by fax to such intended recipient at the fax number listed for such party below (or such other fax number as such party shall furnish in writing to the other parties to this Agreement), receipt of which transmission shall be confirmed by such recipient.

               IF TO SELLER:  Tumbleweed, LLC
                              1900 Mellwood Avenue
                              Louisville, Kentucky 40206
                              Attn: Managers and President/CEO
                              Fax: (502) 893-6676

                              WITH A COPY TO:

                              Scott W. Dolson
                              Brown Todd & Heyburn PLLC
                              3200 Providian Center
                              Louisville, Kentucky 40202-3363
                              Fax: (502) 581-1087

               IF TO BUYER:   Tex-Mex To You, LLC
                              1230 Liberty Bank Lane; Suite 200
                              Louisville, Kentucky 40222
                              Attn: Board of Directors
                              Fax: (502) 425-125

                              WITH A COPY TO:

                              David M. Roth
                              Roth & Cooper, P.S.C.
                              1230 Liberty Bank Lane, Suite 200
                              Louisville, Kentucky 40222-5763
                              Fax: (502) 425-1295

               (b) All such notices, demands, requests, offers, counteroffers or other communications shall be effective upon being personally delivered and properly receipted, two (2) days after being properly addressed and deposited in the United States mail or with a reputable express delivery service or upon being transmitted by fax and properly receipted, as set forth above. However, the time period in which a response to any such notice, request, demand, counteroffer or other communication must be given shall commence to run from the date of receipt of personal delivery, the date on the return receipt or express delivery receipt, or the date of confirmation of receipt of the fax, as the case may be, of the notice, request, demand, counteroffer or other communication by the addressee thereof; PROVIDED, HOWEVER, that if any party rejects delivery of any such notice, request, demand, counteroffer or other communication properly sent by mail or express delivery service, or fails or neglects, without reasonable cause, to accept delivery after two (2) attempts to so deliver by postal or express delivery authorities, as the case may be, the time period for a response shall commence two (2) days following the proper mailing or depositing with the express delivery service, as the case may be, of such notice, request, demand, counteroffer or other communication.

          15.7      EXECUTION IN COUNTERPARTS.

               This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          15.8      FURTHER ASSURANCES.

               Each of the parties hereby agrees to execute and deliver all of the agreements, documents and instruments required to be executed and delivered by such party under this Agreement and to execute and deliver such additional instruments and documents and to take such additional actions as may reasonably be required from time to time in order to effectuate the transactions contemplated by this Agreement, whether prior to, at, or after the Closing.

          15.9      SEVERABILITY OF PROVISIONS.

               The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

          15.10          GOVERNING LAW.

               This Agreement is executed and delivered in, and shall be governed, enforced and interpreted in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of laws provisions.

          15.11          EXHIBITS.

               The exhibits attached hereto constitute a part of this Agreement and are incorporated herein by reference in their entirety as if fully set forth in this Agreement at the point where first mentioned herein.

          15.12          CAPTIONS.

               Section titles or captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof.

          15.13          RISK OF LOSS.

               Risk of loss with respect to or destruction of any of the Acquired Assets shall remain with Seller until the Closing.

                          WAIVER OF CONFLICT OF INTERESTS
                          REGARDING ROTH & COOPER, P.S.C.

SELLER AND BUYER EACH HEREBY EXPRESSLY ACKNOWLEDGES ITS WAIVER OF ANY CONFLICT OF INTEREST IN CONNECTION WITH THE ENGAGEMENT OF ROTH & COOPER, P.S.C. TO PERFORM LEGAL SERVICES REGARDING THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN. ROTH & COOPER, P.S.C. HAS REPRESENTED AND CONTINUES TO REPRESENT EACH OF SELLER AND BUYER ON VARIOUS MATTERS. FURTHERMORE, THE PRINCIPALS OF ROTH & COOPER, P.S.C., DAVID M. ROTH AND DAVID
H. COOPER, ARE INVESTORS AND EQUITYHOLDERS IN EACH OF SELLER AND BUYER. EACH OF SELLER AND BUYER ACKNOWLEDGES THAT IT HAS BEEN ADVISED AND ENCOURAGED BY ROTH & COOPER, P.S.C. TO SEEK INDEPENDENT LEGAL COUNSEL TO REPRESENT ITS INTERESTS IN CONNECTION WITH THE NEGOTIATION, DRAFTING, AND IMPLEMENTATION OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN. BY AGREEMENT OF THE PARTIES AND BECAUSE OF THEIR POSITION AS THE SOLE OWNERS AND MANAGING DIRECTORS OF TEX-MEX TO YOU, LLC DURING THE PERIOD OF THE NEGOTIATION OF THIS TRANSACTION, ROTH AND COOPER, P.S.C. HAS REPRESENTED TEX-MEX TO YOU, LLC IN THIS TRANSACTION.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              BUYER:

                              TEX-MEX TO YOU, LLC


                              By: /s/ David M. Roth
                                 ---------------------------------------------
                                 DAVID M. ROTH, MANAGING DIRECTOR


                              By: /s/ David H. Cooper
                                 ---------------------------------------------
                                 DAVID H. COOPER, MANAGING DIRECTOR

                              SELLER:

                              TUMBLEWEED, LLC


                              By: /s/ John A. Butorac, Jr.
                                 ---------------------------------------------
                                 JOHN A. BUTORAC, JR., MANAGER


                              By: /s/ James M. Mulrooney
                                 ---------------------------------------------
                                 JAMES M. MULROONEY, MANAGER

                                      EXHIBITS
                                         TO
                             ASSETS PURCHASE AGREEMENT



EXHIBIT A -     Excluded Assets

EXHIBIT B -     Real Property Leases

EXHIBIT C -     Note

                                     EXHIBIT A
                                  EXCLUDED ASSETS


1. Rights as a franchisor of the Food Courts (SUBJECT, HOWEVER, to the provisions of Section 5.1 of this Agreement)

2. All right, title, and interests in and to the Tumbleweed Restaurants OTHER THAN the Food Courts

3. All financial, tax, wage, personnel, and other records regarding the operation of the Food Courts prior to the Closing which Seller reasonably deems advisable to retain; PROVIDED, HOWEVER, that the parties agree that, following the Closing, (I) Buyer shall have the right to access and copy any such retained records when and if reasonably necessary in connection with Buyer's operation of the Food Courts (or other restaurants upon such sites), AND (II) during a period of SEVEN (7) YEARS following the Closing, no such retained records shall be destroyed or discarded by Seller without first giving Buyer at least THIRTY (30) DAYS prior written notice of Seller's intent to take such action, during which period, Buyer shall have the option, in Buyer's sole discretion, to take possession of such records.

4.   Tangible personal property owned by the Fayette Partnership.

5.   Fixed Assets and other assets used in the Tumbleweed commissary.

6. The Tumbleweed System and the Tumbleweed Marks (as such terms are defined in the License and Distribution Agreement).

7. $25,000 development reimbursement fee payable to Tumbleweed regarding the development of the St. Matthew's Mall Food Court.

                                     EXHIBIT B
                               REAL PROPERTY LEASES

                         [SCHEDULE OR COPIES OF DOCUMENTS FOLLOW]

                                     EXHIBIT C
                                        NOTE


                             [COPY OF DOCUMENT FOLLOWS]

                                   EXHIBIT C

                                PROMISSORY NOTE


$500,000.00                                                Louisville, Kentucky
                                                                October 1, 1996


     FOR VALUE RECEIVED, the undersigned, TEX-MEX TO YOU, LLC, a Kentucky limited liability company having its principal office and mailing address at 1230 Liberty Bank Lane, Suite 200, Louisville, Jefferson County, Kentucky 40222 ("MAKER"), or its successors and assigns, hereby promises and agrees to pay to the order of TUMBLEWEED, LLC, a Kentucky limited liability company having its principal office and mailing address at 1900 Mellwod Avenue, Louisville, Jefferson County, Kentucky 40206 ("PAYEE"), or its successors and assigns, the aggregate principal sum of $500,000.00, together with interest thereon as hereinafter provided, in lawful money of the United States of America, pursuant to that certain Assets Purchase Agreement between Maker and Payee of even date herewith (the "AGREEMENT").

     1.  INTEREST RATE

         (a) From the date hereof until paid-in-full, this five year promissory note (the "NOTE") shall bear interest on the unpaid principal balance thereof at a rate of 8.0% per annum.

         (b) All interest on this Note shall be computed daily on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixy (360) days.

         (c) In determining whether or not the interest paid or payable under any specific contingency under this Note exceeds the highest applicable lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (I) characterize any non-principal payment as an expense, fee or premium rather than as interest and (II) exclude voluntary prepayments and the effects thereof.

     2. PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS AND MATURITY DATE. Maker shal pay Payee $100,000 in principal, plus accrued interest on the existing balance on this Note thereon, on the first day of December for FIVE CONSECUTIVE YEARS, the first payment of which shall be due and payable on DECEMBER 1, 1997, and the subsequent payments of which shall be due and payable on each of DECEMBER 1, 1998, DECEMBER 1, 1999, DECEMBER 1, 2000 and DECEMBER 1, 2001 until this Note is paid in full; PROVIDED, HOWEVER, that principal of this Note may be prepaid in whole or in part without penalty or premium at any time prior to DECEMBER 1, 2001 (the "MATURITY DATE"). Payee shall have no obligation to advance, and Maker shall have no right to reborrow, any amounts so repaid. The entire outstanding principal balance, if not sooner repaid, plus all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date.

     3. APPLICATION OF PAYMENTS; OVERDUE PAYMENTS. All payments on this Note shall be applied first to the payment of any expenses or charges payable hereunder, next to accrued interest, and then to the principal balance hereof. Any payment on this Note that is overdue for more than FOURTEEN (14) DAYS from its due date after written notice of such overdue payment is given by the holder to the Maker shall bear interest at the rate of 10% per annum until paid. The charging or payment of any interest on delinquent payments shall not be construed as curing or correcting any default by Maker under this Note or as a waiver by Payee of any of its rights or remedies with respect to such default. All payments of principal and interest, and any other sums due under this Note, shall be made in immediately available funds to Payee at the address set forth above or such other address which the holder shall give Maker written notice thereof.

     4. SECURITY. This Note is secured by the collateral specified in a Security Agreement of even date herewith between Maker and Payee (the "SECURITY AGREEMENT"). The holder of this Note is entitled to all the benefits of the Security Agreement.

     5. DEFAULT. The occurrence of any one or more of the following events shall constitute a default (the "DEFAULT") under this Note:

         (a) the failure of Maker to pay principal and interest of this Note as and when due, if such failure shall continue for FIFTEEN (15) DAYS after Payee shall have given Maker written notice thereof;

         (b) A proceeding being filed or commenced against Maker for dissolution or liquidation;

         (c) Maker voluntarily or involuntarily terminating, liquidating or dissolving or being terminated, liquidated or dissolved;

         (d)  The insolvency or business failure of Maker on this Note;

         (e) The appointment of a custodian, trustee, liquidator or receiver for, or for any of the property of, Maker;

         (f) An assignment for the benefit of creditors by, or the filing of a petition under any bankruptcy, insolvency or debtor's relief law or for any readjustment of indebtedness, composition or extension by or against Maker;

         (g) Any representation or warranty made by Maker to Payee under the Agreement pursuant to which this Note has been issued or under Security Agreement shall be proven to be, or was at the time made, untrue or materially misleading; or

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         (h)  Any default (after any applicable requirement for notice and cure) under the Security Agreement, under the Agreement, or under that certain License and Distribution Agreement entered into between the parties contemporaneously herewith.

     Upon the occurrence of any Default other than as specified under Section 6(a), if such other Default is not cured by Maker with TEN (10) DAYS after the holder gives written notice of such Default to Maker, the holder of this Note may, at the holder's discretion, declare the entire unpaid principal balance of, and all accrued interest on this Note, to be immediately due and payable.

     6. NO WAIVER; REMEDIES. Failure of the holder to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. The receipt of any payment after such payment is due and payable shall not be construed as a waiver of any default, and the receipt by the holder of less than the full amount of any payment shall be construed as being on account of such payment and the holder may accept such payment without prejudice to the holder's right to recover the balance of the amounts due under this Note or the holder's right to pursue any other available remedies. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction, and the holder may accept such check or payment without prejudice to the holder's right to recover the balance of the amounts due under this Note or to pursue any other available remedies. All rights and remedies of the holder hereof upon default hereunder shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of the principal and interest due on this Note.

     7. EXPENSES. If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, Maker shall pay to the holder hereof its reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights in any collateral securing this Note.

     8. SEVERABILITY. The invalidity or unenforceability of any provision of this Note shall not impair the validity or enforceability of any other provision of this Note.

     9. GOVERNING LAW. This Note has been made, executed and delivered in Louisville, Kentucky and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of laws rules.

     10. WAIVERS OF NOTICES; RELEASES. Maker hereby waive presentment, demand, notice of dishonor, protest, notice of protext and nonpayment, and further waives all exemptions to which Maker may now or hereafter be entitled under the laws of the Commonwealth of Kentucky or any other state or of the United States, and

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further agrees that the holder of this Note shall have the right, without notice, to deal in any way and at any time with Maker without waiving any rights the holder of this Note may have hereunder or by virtue of the laws of the Commonwealth of Kentucky or any other state of the United States.

                                    MAKER:

                                    TEX-MEX TO YOU, LLC


                                    By:
                                    -----------------------------------------
                                    David M. Roth, Managing Director


                                    By:
                                    -----------------------------------------
                                    David H. Cooper, Managing Director

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